Exhibit 99.3


                               ARTICLES OF MERGER
                                       OF
                               NEW FOUR OAKS BANK
                                      INTO
                         FOUR OAKS BANK & TRUST COMPANY



         Pursuant to Section 53-12 and Section 53-13 of the General Statutes of North Carolina, Four Oaks Bank & Trust Company (the "Surviving Corporation"), a banking corporation organized under the laws of the State of North Carolina, hereby submits these Articles of Merger for the purpose of merging New Four Oaks Bank, a banking corporation organized under the laws of the State of North Carolina, into the Surviving Corporation:


                                       I.

         The Agreement and Plan of Reorganization and Merger, attached hereto as Exhibit A, was duly approved in the manner prescribed by law by the shareholders of each of the corporations participating in the merger.


                                       II.

         The effective time and date of these Articles of Merger shall be 12:01 A.M., July 1, 1997.


         This the 18th day of June, 1997.




                                      FOUR OAKS BANK & TRUST COMPANY



                                      By: /s/ Ayden R. Lee, Jr.
                                         --------------------------------
                                          Ayden R. Lee, Jr.
                                          President and Chief Executive Officer

                                                                      Exhibit A

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER


         THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (this "Agreement"), made and entered into as of February 24, 1997, by and between FOUR OAKS BANK & TRUST COMPANY, a banking corporation organized under the laws of the State of North Carolina and having its principal place of business in the City of Four Oaks, North Carolina (the "Bank"), and FOUR OAKS FINCORP, INC., a North Carolina business corporation (the "Holding Company"), on its own behalf and on behalf of NEW FOUR OAKS BANK (Proposed), a banking corporation to be chartered under the laws of the State of North Carolina (the "New Bank") as a wholly-owned subsidiary of the Holding Company.

                              W I T N E S S E T H:

         WHEREAS, as of December 31, 1996, the Bank had a common stock account of $837,949 consisting of 5,000,000 authorized shares of common stock, par value $1.00 per share, of which 837,949 shares were outstanding, and surplus of $4,871,623 and undivided profits of $8,604,138; and

         WHEREAS, as of the effective date of this reorganization, the Holding Company shall be authorized to issue 5,000,000 shares of common stock, par value $1.00 per share, of which no shares will be outstanding, with the exception of 5,000 shares of common stock to be issued for $1.00 per share to directors of the New Bank as qualifying shares; and

         WHEREAS, as of the effective date of this reorganization, the New Bank shall be authorized to issue 10,000 shares of common stock, par value $1.00 per share, of which 5,000 shares will be outstanding, all of which shares will be owned by the Holding Company; and

         WHEREAS, the Board of Directors of the Bank and the Holding Company believe that it is in the best interests of their respective shareholders that the Bank be reorganized into a one-bank holding company structure through a merger of the New Bank with and into the Bank pursuant to which the shareholders of the Bank will receive shares of the common stock of the Holding Company in exchange for their shares of the common stock of the Bank.

         NOW, THEREFORE, in consideration of the mutual promises and conditions herein contained, the Bank and the Holding Company hereby mutually agree to the merger of the New Bank with and into the Bank on the terms and conditions and in the manner and on the basis hereinafter provided:

         1. The Merger. Pursuant to the provisions of Sections 53-12 and 53-13 of the General Statutes of North Carolina, the New Bank shall be merged with and into the Bank (the "Merger") upon receipt of all necessary governmental approvals, both state and federal, the passage of any required waiting period and upon the filing of Articles of Merger with the

Secretary of State of North Carolina (the "Effective Time"), as hereinafter set forth. The Bank and the New Bank shall be referred to collectively herein as the "Merging Banks." The terms and conditions of the Merger shall be as follows:

                  (a) The name of the surviving bank (the "Surviving Bank")shall be "Four Oaks Bank & Trust Company."

                  (b) The business of the Surviving Bank shall be that of a banking corporation and shall be conducted at the Surviving Bank's main office located in Four Oaks, North Carolina and at its legally established branches.

                  (c) The Articles of Incorporation (Charter) of the Bank, as in effect at the Effective Time, shall be the Articles of Incorporation (Charter) of the Surviving Bank until changed as provided by law.

                  (d) The Bylaws of the Bank, as in effect at the Effective Time, shall be the Bylaws of the Surviving Bank until altered, amended, or repealed as therein provided.

                  (e) At the Effective Time, the corporate existence of the Merging Banks shall be merged into the Surviving Bank, and the Surviving Bank shall be deemed to be the same corporation as the Merging Banks. All rights, franchises, and interests of the Merging Banks, in and to all property, tangible and intangible, and all choses in action shall automatically and by operation of law be transferred to and vested in the Surviving Bank by reason of the Merger. The Surviving Bank shall, from and after the Effective Time, hold and enjoy all property rights, franchises, and interests, including appointments, powers, designations and nominations, and all other rights and interests as trustee, executor, administrator, agent, transfer agent and registrar of stocks and bonds, administrator of estates, assignee and receiver, and in every other fiduciary capacity and every agency capacity, in the same manner and to the same extent as such rights, franchises, and interests were held and enjoyed by the respective Merging Banks immediately prior to the Effective Time.

                  (f) From and after the Effective Time, the Surviving Bank shall be responsible and liable for all obligations of the Merging Banks, and all deposits, debts, liabilities, obligations, and contracts of the Merging Banks, matured or unmatured, whether accrued, absolute, contingent, or otherwise, and whether or not reflected or reserved against the balance sheets, books of account or records of the Merging Banks, shall be those of, and are hereby expressly assumed by, the Surviving Bank and shall not be released or impaired by the Merger.

                  (g) The directors and officers of the Bank as of the Effective Time shall be the directors and officers, respectively, of the Surviving Bank from and after the Effective Time. The committees of the Surviving Bank shall be the same as, and shall be composed of the same persons who were serving on committees created and appointed by the Board of Directors of the Bank as of the Effective Time.

         2. Conversion of Shares. As of the Effective Time, the manner and basis of converting the shares of capital stock of the parties hereto shall be as follows:

                  (a) Each share of common stock of the Bank outstanding as of the Effective Time shall automatically and without further action of the holder thereof be converted into one (1) share of common stock of the Holding Company (with any outstanding fractional shares of the Bank being converted into an identical number of fractional shares of the Holding Company).

                  (b) The shares of common stock of the New Bank outstanding as of the Effective Time shall automatically and without further action of the holder thereof be converted into such number of shares of common stock of the Surviving Bank, such that the number of shares of common stock of the Surviving Bank outstanding upon completion of the Merger shall be equal to the aggregate number of outstanding shares of common stock of the Bank and the New Bank combined immediately before the Merger.

                  (c) All shares of common stock of the Holding Company outstanding immediately prior to the Effective Time shall be redeemed from the holders thereof for the sum of $1.00 per share.

         3. Redemption of Shares. Subject to the approval of the Commissioner of Banks of the State of North Carolina, immediately following the Merger, the Surviving Bank shall redeem 5,000 shares of its common stock from the Holding Company for the sum of $1.00 per share, with the effect that immediately after the Effective Time, the number of outstanding shares of common stock of the Surviving Bank shall be the same as the number of outstanding shares of common stock of the Bank immediately before the Effective Time.

         4. Exchange of Shares. Each shareholder of record of the Bank as of the Effective Time shall be entitled, upon surrender by him or her to the Holding Company of all certificates evidencing the ownership of shares of common stock of the Bank held by him or her of record immediately prior to the Effective Time, to receive in exchange therefor a certificate or certificates representing the number of shares of common stock of the Holding Company which he or she is entitled, and, as soon as possible after the Effective Time, the Holding Company shall furnish to each such shareholder transmittal forms and written instructions with respect to such exchange. Until so surrendered, each outstanding certificate which, prior to the Effective Time, represented shares of common stock of the Bank, shall be deemed for all purposes to evidence the ownership of the shares of common stock of the Holding Company into which such shares shall have been converted by reason of the Merger; provided that the Holding Company may in its discretion elect not to treat any such unsurrendered shares as shares of common stock of the Holding Company for purposes of the payment of dividends. If the Holding Company in its discretion so elects, then unless and until any outstanding certificate evidencing common stock of the Bank shall be so surrendered, no dividends payable to the owner of common stock of the Holding Company represented by the unsurrendered certificate shall be paid; provided, however, that upon surrender and exchange of each outstanding certificate evidencing common stock of the Bank for a certificate evidencing outstanding common stock of the Holding Company, there shall be paid to the holder thereof the amount, without interest, of all dividends and other distributions, if any, which therefore were declared and became payable, but were not paid, with respect to said shares. Shares of the Bank's common stock that are owned by a shareholder of record as of the Effective Time through the Bank's Dividend Reinvestment and Stock Purchase Plan ("DRSPP") are held by or through the agent under the DRSPP shall automatically and without further action on the part of such shareholder be converted, as of the Effective Time, into shares of common stock of the Holding Company pursuant to Paragraph 2(a) of this Agreement. Such conversion shall be reflected in and under the DRSPP and in the account of such shareholder under the DRSPP. All such converted shares shall continue to be held by or through the agent under the DRSPP. The provisions of this Paragraph 4 shall not apply to any share of common stock of the Bank as to which the holder thereof shall have pursued his or her right to dissent from the Merger pursuant to Article 13 of the North Carolina Business Corporation Act.

         5.       Stock Option and Other Plans.

                  (a) At the Effective Time, all outstanding options under the Bank's Nonqualified Stock Option Plan ("NSOP") shall be converted into options to acquire the number of shares of common stock of the Holding Company that the holders of such options were entitled to acquire of common stock of the Bank immediately prior to the Merger on the same terms and conditions as set forth in the NSOP.

                  (b) At the Effective Time, all rights to acquire common stock of the Bank under the Bank's Employee Stock Purchase and Bonus Plan ("ESPBP") shall be converted into rights to acquire common stock of the Holding Company, on the same terms and conditions as set forth in the ESPBP.

                  (c) At the Effective Time, all rights to acquire common stock of the Bank under the DRSPP shall be converted into rights to acquire common stock of the Holding Company, on the same terms and conditions as set forth in the DRSPP.

         6. Rights of Dissenting Shareholders. Any shareholder of the Bank who has not voted for the Merger at the meeting of shareholders for consideration of the Merger, and who has given notice in writing at or prior to such meeting that he or she dissents from the Merger, and who complies with the provisions of Part 2 of Article 13 of the North Carolina Business Corporation Act, shall be entitled to receive the fair value of the shares held by him or her.

         7. Lost, Destroyed, or Stolen Certificates. Shareholders of the Bank whose certificates evidencing shares of common stock of the Bank have been lost, destroyed or stolen shall be entitled to receive certificates evidencing the shares of common stock of the Bank into which such shares were converted in compliance with the provisions of the Bylaws of the Surviving Bank.

         8. Obligations of the Parties Pending the Effective Time of the Merger. The Bank and the Holding Company shall, as soon as practicable take the following action:

                  (a) The Holding Company shall cause the New Bank to complete its organization and to issue and sell to the Holding Company 5,000 shares of common stock of the New Bank, par value $1.00 per share, at a purchase price of $1.00 per share;

                  (b) The Holding Company shall cause five (5) persons to be elected to the Board of Directors of the New Bank, which persons shall each own common stock of the Holding Company with a book value of at least $1,000;

                  (c) This Agreement shall be duly submitted to the shareholders of the Bank and the New Bank for the purpose of considering and acting upon the Merger in the manner required by law and their respective articles of incorporation and bylaws. The Bank and the New Bank shall use their best efforts to obtain the requisite approval of their shareholders of the Merger and the transactions contemplated thereby, and the Bank, the New Bank and the Holding Company shall, through their respective officers, execute and file with the appropriate regulatory authorities, including the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the North Carolina Commission of Banks, such applications, exhibits, documents and papers as shall be necessary or appropriate to secure approval of the Agreement, the Merger and the transactions contemplated thereby, as required by applicable statutes, rules and regulations;

                  (d) The Holding Company use its best efforts to cause the issuance of common stock of the Holding Company made pursuant to this Agreement and the Merger to be qualified or exempted under the Securities Act of 1933 and the Blue Sky Laws of each state in which it deems such qualification or exemption to be required;

                  (e) Until the Effective Time, neither the Bank nor the New Bank shall dispose of its assets except in the ordinary and normal course of business.

         9. Conditions Precedent to the Merger. The Merger shall be subject to the satisfaction of the following conditions:

                  (a) Ratification and confirmation of this Agreement by approval of holders of at least two-thirds of the outstanding shares of common stock of the Bank and by approval of the sole shareholder of the New Bank as required by law;

                  (b) Approval of the North Carolina Commissioner of Banks;

                  (c) No objection by the Board of Governors of the Federal Reserve System to the Merger and the transactions related thereto within 30 days of a notice filing made pursuant to Section 225.15 of Regulation Y promulgated pursuant to the Bank Holding Company Act of 1956, as amended;

                  (d) Approval of the Federal Deposit Insurance Corporation pursuant to Section 18(c) of the Federal Deposit Insurance Act;

                  (e) Receipt of a favorable opinion with respect to the tax consequences of the proposed Merger from legal counsel to the Bank; and

                  (f) Expiration  of  any   waiting  period  required   by   any
supervisory authority.

         10. Effective Date. The Merger shall become effective at the time specified in the Articles of Merger to be filed with the Secretary of State of North Carolina.

         11. Termination. This Agreement may be terminated prior to the Effective Time for any of the following reasons by written notice by either Merging Bank to the other upon authorization by resolution adopted by either Board of Directors:

                  (a) Any condition precedent contained in Paragraph 9 has not been fulfilled or waived;

                  (b) Any  action,   suit,   proceeding,   or  claim   has  been
instituted, made or threatened, relating to the proposed Merger that makes consummation of the Merger inadvisable in the opinion of the Board of Directors of either Merging Bank;

                  (c) The Board of Directors of the Bank determines that the holders of a sufficient number of shares of common stock of the Bank have dissented from the Merger so that consummation of the Merger is not in the best interests of the Bank; and

                  (d) A determination by the Board of Directors of either Merging Bank that consummation of the Merger is inadvisable in the opinion of such Board of Directors.

         12. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated hereby.

         13. Effect of Agreement. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. Expenses. Each of the parties will pay its own fees and expenses incurred in connection with the transaction contemplated by this Agreement.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

    [remainder of page intentionally left blank; signatures appear on next page]

         IN WITNESS WHEREOF, the Bank and the Holding Company have caused this Agreement to be executed by their duly authorized officers and their corporate seals to be affixed hereto as of the date first above written.

                         FOUR OAKS BANK & TRUST COMPANY


                                          By: /s/ Ayden R. Lee, Jr.
                                              -----------------------------
                                              Ayden R. Lee, Jr., President
                                              and Chief Executive Officer

ATTEST:

By: /s/ Wanda C. Jones
    ---------------------------
    Wanda C. Jones, Secretary

[CORPORATE SEAL]

                             FOUR OAKS FINCORP, INC.


                                          By: /s/ Ayden R. Lee, Jr.
                                              ------------------------------
                                              Ayden R. Lee, Jr., President
                                              and Chief Executive Officer

ATTEST:

By: /s/ Wanda C. Jones
    ---------------------------
    Wanda C. Jones, Secretary

[CORPORATE SEAL]